UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): May 4, 2006


                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     001-31756              13-1947195
(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)        Identification No.)


  One Church Street, Suite 302, Rockville, MD                  20850
    (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (301) 315-0027


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

      On May 4, 2006, Argan, Inc. (the "Company") completed a private offering (the "Offering") of an aggregate of 760,000 shares of the Company's common stock, $.15 par value, at a purchase price of $2.50 per share. Upon completion of the Offering, the Company received aggregate proceeds of $1,900,000 (the "Proceeds"). Additional information regarding the Offering was previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on May 9, 2006 (the "Form 8-K"). The Company is filing this amendment to the Form 8-K to disclose additional information regarding the Company's use of a piece of the Proceeds as set forth below.

      On May 8, 2006, the Company used $1,800,000 of the Proceeds to pay down a portion of a certain Amended and Restated Subordinated Note dated May 5, 2006 issued by the Company to Kevin Thomas in connection with a business transaction involving them.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit No.     Description
    -----------     -----------

    4.1 Stock Purchase Agreement dated as of May 4, 2006 between Argan, Inc. and the purchasers identified on Schedule A attached thereto. (Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2006)

    4.2             Escrow Agreement dated as of May 4, 2006 between Argan, Inc.
                    and the purchasers identified on Schedule A attached thereto. (Incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2006)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARGAN, INC.

Date: May 11, 2006                       By:  /s/ Rainer Bosselmann
                                             --------------------------
                                              Rainer Bosselmann
                                              Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

4.1 Stock Purchase Agreement dated as of May 4, 2006 between Argan, Inc. and the purchasers identified on Schedule A attached thereto. (Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2006)

4.2                 Escrow Agreement dated as of May 4, 2006 between Argan, Inc.
                    and the purchasers identified on Schedule A attached thereto. (Incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2006)